U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2003


                            FREESTAR TECHNOLOGY CORPORATION
                 (Exact name of registrant as specified in its charter)


                                      Nevada
            (State or jurisdiction of incorporation or organization)


                                      0-28749
                             (Commission File Number)


                                     88-0446457
                     (I.R.S. Employer Identification Number)


       Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                                  Dominican Republic
                      (Address of principal executive offices)

                  Registrant's telephone number:  (809) 503-5911


              Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The Consent of Independent Certified Public Accountants in connection with the audited consolidated financial statements contained in the Form 10-KSB filed on November 4, 2003 for a previously filed registration statement on Form S-8 POS is attached as
Exhibit 23 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: November 4, 2003                By: /s/ Ciaran Egan
                                       Ciaran Egan, Secretary/Treasurer

                                    EXHIBIT INDEX

Number                              Description

23     Consent of Independent Certified Public Accountants (see below).

EX-23                                                   CONSENT OF ACCOUNTANTS


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
FreeStar Technology Corporation


We consent to the incorporation by reference of our independent auditors' report dated October 16, 2003 on the consolidated balance sheets as of June 30, 2003 and 2002, the related consolidated statements of operations, stockholders' equity and cash flows the year ended June 30, 2003 and the period from May 25,2001 (inception) to June 2002, included in FreeStar Technology Corporation's Form 10-KSB, into the Company's previously filed registration statement on Form S-8 POS (File No. 333-73032).


/s/ Stonefield Josephson, Inc.
Certified Public Accountants
Irvine, California
November 4, 2003